Exhibit 77Q1(a) to ACIBF 12.31.2007 NSAR


     1. Amendment No. 3 to Amended and Restated Agreement and Declaration of Trust of American Century International Bond Funds, effective September 10, 2007, Filed as Exhibit 99 (a) (4) to Form 485B Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A 09/27/07, effective 09/28/07, and incorporated herein by reference.